UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 15, 2014
(Date of earliest event reported)

Fragmented Industry Exchange Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-192647	47-4742558
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

80 Mountain Laurel Rd
Fairfield CT 06824
 (Address of Principal Executive Offices)

(203) 489-2704
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements relate to anticipated future events, future results of operations or future financial performance.  These forward-looking statements include, but are not limited to, statements related to our ability to raise sufficient capital to finance our planned operations. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report on Form 8-K sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance.  You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made.  These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Preliminary Statements:

Unless the context requires otherwise, all references to “us,” “we,” “our,” or “Company” means Fragmented Industry Exchange, Inc. We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (“JOBS Act”). This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sales of Equity Securities.
Item 3.03	Material Modification to Rights of Security Holders.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01	Financial Statements and Exhibits.
__________________________

Item 1.01. Entry of a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.

Purchase Agreement, SDS Agreement and Certificate of Designation

On October 15,  2014 (“Effective Date”), the Company entered into a Sale & Purchase Agreement (“Purchase Agreement”) with Singapore eDevelopment Limited, a Singapore company (“SED”), pursuant to which the Company acquired all of the issued and outstanding capital stock of Hotapps International Pte. Ltd., a Singapore company (“Subsidiary”) in exchange for the issuance of 1,000,000 shares of common stock and 13,800,000 shares of newly created class of preferred stock (described below). In addition, on that same date, the parties also entered into a Software Development Support and Non-Compete Agreement (“SDS Agreement”). The Purchase Agreement and the SDS Agreement each contain customary representations and warranties by both parties. In addition under the Purchase Agreement, SED shall be able to nominate one member to the Company’s Board of Directors. The Purchase Agreement and the SDS Agreement was adopted by the unanimous consent of the Board of Directors of the Company and SED.

The Subsidiary owns certain intellectual property relating to instant messaging for portable devices called “HotApps” (“Software”). The Software is a cross-platform mobile application that incorporates instant messaging and ecommerce.   It provides a free VOIP phone that allows for free calls as well as text messages with any kind of attachment (video, photo, audio) to other HotApp users.  The Software can be used on any mobile platform (ie. IOS Online or Android).  It was developed over the last two years, and the Company intends to initially launch HotApp in China, Indonesia, Japan, Latin America and the United States. Version 2.0 of the Software was released last month, is fully operational and can be downloaded on both IOS and Android platforms. Pursuant to the SDS Agreement, SED agreed to  allocate technical and support resources for product development and the commercial launch of  the Software and other technology of the Company.

As required under the Purchase Agreement, the Company issued to SED 1,000,000 shares of its common stock (or approximately 19% of the outstanding common stock of the Company as of the Effective Date) and 13,800,000 shares of a class of preferred stock called Perpetual Preferred Stock (“Preferred Stock”). The rights, privileges and preferences of the Preferred Stock are set forth in the Certificate of Designations which has been filed with the Delaware Secretary of State on October 16, 2014 and filed as an exhibit hereto. The Preferred Stock is convertible to common stock of the Company dependent upon the number of commercial users of the Software. For each 1,000,000 commercial users of the Software (without duplication), SED shall have the right to convert 1,464,000 shares of Perpetual Preferred Stock into 7,320,000 shares of Common Stock, so that there must be a minimum of 9,426,230 commercial users in order for all of the shares of the Perpetual Preferred Stock to be converted into common stock of the Company (13,800,000 shares of Preferred Stock convertible into 69,000,000 shares of common stock).  Upon conversion of all of the Preferred Stock to common stock, SED will own approximately 94% of the outstanding shares of common stock of the Company (assuming no other common stock issuances by the Company).

Other than the conversion rights described above, the Preferred Stock has no voting, dividend, redemption or other rights.

These new agreements and instruments are attached as exhibits to this Form 8-K, and consist of (i) the Purchase Agreement attached as Exhibit 10.3, (ii) the SDS Agreement attached as Exhibit 10.4, and (iii) A Certificate of Designations relating to 13,800,000 shares of Preferred Stock attached as Exhibit 3.5. The descriptions herein of these agreements and instruments is qualified in the their entirety by reference to each respective agreement or instrument filed as Exhibits to this Form 8-K as noted herein.

Item 3.02. Unregistered Sale of Securities.

On the Effective Date, the Company issued to SED 1,000,000 shares of its common stock and 13,800,000 shares of Preferred Stock (which is convertible into 69,000,000 shares of common stock of the Company as described herein).

These securities, including the common stock issuable upon conversion of the Preferred Stock,  qualified for exemption under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder, including Regulation D and Regulation S. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the offering, manner of the offering and number of securities offered. This shareholder made certain representations and warranties, including their investment intent and. It also agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 and Regulation S of the Securities Act. The shareholder also represented that is an “accredited investor” as that term is defined in Regulation D and that it is not a “US Person” as defined under Regulation S.

Item 3.03 Material Modification to Rights of Security Holders.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year .

On the Effective Date, the Company filed the Certificate of Designations with the Delaware Secretary of State. The Certificate of Designation  allows for the creation and issuance of the 13,800,000 shares of Preferred Stock. As stated in the Certificate of Designations, The Preferred Stock is convertible to common stock of the Company dependent upon the number of commercial users of the Software. For each 1,000,000 commercial users of the Software (without duplication), SED shall have the right to convert 1,464,000 shares of Perpetual Preferred Stock into 7,320,000 shares of Common Stock, so that there must be a minimum of 9,430,000 commercial users in order of all of the shares of the Perpetual Preferred Stock to be converted.  On October 15, 2014, the Company’s Board of Directors approved the Certificate of Designations and the filing of the Certificate of Designations with the Delaware Secretary of State. The Certificate of Designations was filed with the Delaware Secretary of State on October 15, 2014.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements.

Financial statements of Hotapps International Pte. Ltd., to the extent required, will be filed by an amendment to this Current Report on Form 8-K within 71 calendars days from the date of this Report.

(b)           Pro formal financial information.

Pro forma financial information, to the extent required, will be filed by an amendment to this Current Report on Form 8-K within 71 calendars days from the date of this Report.

(d)           Exhibits

Incorporation by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	File Date	Filed herewith

3.4	Memorandum and Articles of Association of Hotapps N Hotchats Pte. Ltd.					✓

3.5	Certificate of Designation for Perpetual Preferred Stock					✓

10.3	Sale & Purchase Agreement dated October 15, 2014 by and between Fragmented Industry Exchange, Inc., and Singapore eDevelopment Limited					✓

10.4	Software Development Support and Non-Compete Agreement dated October 15, 2014 by and between Fragmented Industry Exchange, Inc., and Singapore eDevelopment Limited.					✓

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRAGMENT INDUSTRY EXCHANGE, INC.

By:	/s/ Mary Ellen Schloth
Name: Mary Ellen Schloth
Title: President
Date: March 21, 2014